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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         December 22, 1999
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                        PERKINS FAMILY RESTAURANTS, L.P.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          1-9214                                         62-1283091
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 (Commission File Number)                    (IRS Employer Identification No.)

          6075 Poplar Avenue, Suite 800, Memphis, Tennessee 38119-4709
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               (Address of principal executive offices) (Zip Code)

                                 (901) 766-6400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)









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ITEM 5.  OTHER EVENTS

         Prior to December 13, 1999, Perkins Management Company, Inc., a Delaware corporation ("PMC") was the general partner of Perkins Family Restaurants, L.P. ("PFR"). On December 13, 1999, PMC was merged with and into Perkins Restaurants, Inc., a Minnesota Corporation ("PRI"). On December 15, 1999, PRI was merged with and into The Restaurant Company, a Delaware corporation ("TRC"). As a result of these mergers, PFR, which had been an indirect wholly-owned subsidiary of TRC, became a direct wholly-owned subsidiary of TRC, and TRC became the general partner of PFR.

         On December 20, 1999, the Revolving Credit Agreement, dated as of December 22, 1997, as amended, by and among PFR, TRC, PRI, PMC and BancBoston, N.A., a national banking association and the other lending institutions party thereto (the "Credit Agreement") was amended to permit TRC to become a direct borrower under the Credit Agreement and to expressly permit the other transactions described in this Current Report on Form 8-K. TRC then borrowed $5.5 million under the Credit Agreement.

         On December 22, 1999, the following transactions took place sequentially in the following order:

1. TRC repurchased all of the shares of common stock, $.01 par value per share, of TRC ("TRC Shares") held by Peter Joost for $2,214,752.

2. TRC repurchased all of the TRC Shares held by BMA Limited Partnership for $5,033,297.

3. TRC repurchased 153.9746 TRC Shares held by The Equitable Life Assurance Society of the United States ("Equitable") for $1,250,000.

4. Donald N. Smith ("DNS") contributed all of the TRC Shares held by him to a newly formed Delaware corporation that was wholly owned by DNS and named The Restaurant Holding Corporation ("RHC").

5. DNS sold 30% of the outstanding shares of common stock, $.01 par value per share, of RHC ("RHC Shares") to BancBoston Ventures Inc. ("BBV") for $10 million.

6. RHC sold 50,000 shares of its Series A Preferred Stock to BBV for $40 million.

7.   RHC purchased 5,000 additional TRC Shares for $38.75 million.

8.   PFR borrowed $5.0 million under the Credit Agreement.

9.   PFR paid a $5 million distribution to TRC.

10.  PFR was merged with and into TRC.

         After the transactions described in 1 through 10 above were completed, TRC repurchased all of the remaining TRC Shares that were held by persons other than RHC for $38.75 million. The



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source of funds for those repurchases was the $38.75 million of proceeds from the sale of TRC Shares to RHC that occurred on December 22, 1999.

         As a result of the transactions described above, TRC is a wholly owned subsidiary of RHC and TRC is the successor to PFR. There are no changes in the management or operations of TRC's restaurant business as a result of these transactions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

No.     Exhibit
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(3)     Amendment to Certificate of Incorporation of RHC.

(4) Joinder and Amendment No. 2 dated as of December 22, 1999 to Credit Agreement dated as of December 22, 1997.

(10)    Securities Purchase Agreement dated as of December 22, 1999.

(99) Stockholders Agreement dated as of December 22, 1999, among RHC, BBV and DNS.

(99.1) Press release dated December 31, 1999, announcing the new ownership structure of TRC.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          THE RESTAURANT COMPANY
                                          Successor by merger to
                                          PERKINS FAMILY RESTAURANTS, L.P.



                                          By: /s/ Steven R. McClellan
                                          --------------------------------
                                          Steven R. McClellan
                                          Vice President
                                          Chief Financial Officer

Date:  January 3, 2000






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